Restricted Net Assets	12 Months Ended
Feb. 28, 2018
Receivables [Abstract]
Restricted Net Assets
15.	RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries, affiliates and VIEs. As of February 28, 2017 and 2018, the total of restricted net assets were RMB29,243 and RMB62,540(US$9,883), respectively.